Exhibit 24

POWER OF ATTORNEY

Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by Marine Products Corporation on Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this      1st day of March         2013.

/s/ Bill J. Dismuke
Bill J. Dismuke, Director

POWER OF ATTORNEY

Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by Marine Products Corporation on Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this      1st day of March         2013.

/s/ Gary W. Rollins
Gary W. Rollins, Director

POWER OF ATTORNEY

Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by Marine Products Corporation on Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this      1st day of March          2013.

/s/ Henry B. Tippie
Henry B. Tippie, Director

POWER OF ATTORNEY

Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by Marine Products Corporation on Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this      1st day of March          2013.

/s/ James A. Lane, Jr.
James A. Lane, Jr., Director

POWER OF ATTORNEY

Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by Marine Products Corporation on Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this      1st day of March         2013.

/s/ James B. Williams
James B. Williams, Director

POWER OF ATTORNEY

Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by Marine Products Corporation on Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this      1st day of March          2013.

/s/ Linda H. Graham
Linda H. Graham, Director

POWER OF ATTORNEY

Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by Marine Products Corporation on Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this     1st day of March          2013.

/s/ Larry L. Prince
Larry L. Prince, Director

POWER OF ATTORNEY

Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by Marine Products Corporation on Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this      1st day of March          2013.

/s/ R. Randall Rollins
R. Randall Rollins, Director

POWER OF ATTORNEY

Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by Marine Products Corporation on Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this      1st day of March         2013.

/s/ Wilton Looney
Wilton Looney, Director